Q1 Fiscal Year 2017 Financial Highlights

For the quarter ended April 30, 2016

May 26, 2016

Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency") , sales adjusted for the impact of the exit of certain country operations, non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures

Worldwide

Net Sales

$ in Billions



$5.9
$6.6
$6.4
$7.5
$6.0
40%
42%
40%
36%
40%
60%
58%
60%
64%
60%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Americas
Europe

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
Reported Y/Y Growth	-12%	-4%	-5%	2%	1%
Adjusted Y/Y Growth[1]	1%	9%	5%	11%	2%

[1] Adjusted for the impact of changes in foreign currencies and sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- Q1 FY17 worldwide reported net sales of $6.0 billion increased 1% year-over-year and decreased 20% sequentially.
- On a constant currency basis, and excluding from the prior period net sales generated in Chile, Peru and Uruguay ("exited operations"), Q1 FY17 net sales increased 2% year-over-year.
- On a constant currency basis, Q1 FY17 net sales decreased approximately 21% sequentially.

The Americas

Net Sales

$ in Billions



$2.3
$2.7
$2.6
$2.7
$2.4
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
Reported Y/Y growth	-6%	1%	-3%	5%	2%
Adjusted y/y growth[1]	-1%	5%	2%	11%	4%

[1] Adjusted for the impact of changes in foreign currencies and sales generated in Chile, Peru and Uruguay due to the Company's exit from those countries.

- The Americas Q1 FY17 reported net sales of $2.4 billion increased 2% year-over-year and decreased 12% sequentially.
- On a constant currency basis, and excluding from the prior period sales generated in exited operations, the Americas Q1 FY17 net sales increased approximately 4% year-over-year.
- On a constant currency basis, Q1 FY17 net sales decreased approximately 12% sequentially.

Europe

Net Sales

$ in Billions



$3.5
$3.8
$3.9
$4.8
$3.6
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
Reported Y/Y growth	-17%	-7%	-6%	0%	1%
Y/Y CC growth[1]	2%	11%	6%	11%	1%

- Europe's Q1 FY17 reported net sales of $3.6 billion increased 1% year-over-year and decreased 25% sequentially.
- On a constant currency basis, Europe's Q1 FY17 net sales increased approximately 1% year-over-year and decreased approximately 27% sequentially.

[1] CC: constant currency

Worldwide

Gross Profit and Margin

$ in Millions



$291.9
$325.3
$314.8
$354.6
$298.6
4.96%
4.94%
4.90%
4.74%
5.01%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Gross Profit
Gross Margin

- Q1 FY17 gross profit was $298.6 million, an increase of $6.7 million or 2%, compared to the prior-year quarter.
- Q1 FY17 gross profit margin was 5.01% , an improvement of 5 basis points year-over-year.

Worldwide

SG&A Expenses (Non-GAAP) [1] $ in Millions



$241.7
$244.1
$243.9
$237.8
$241.1
4.11%
3.71%
3.79%
3.18%
4.04%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Non-GAAP SG&A exp
Non-GAAP SG&A %

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
GAAP SG&A exp	$248.5	$250.1	$249.8	$244.0	$246.5
GAAP SG&A %	4.22%	3.80%	3.89%	3.26%	4.13%

- Q1 FY17 non-GAAP SG&A expenses were $241.1 million, a decrease of $0.7 million, compared to the prior-year quarter.
- Q1 FY17 non-GAAP SG&A as a percentage of net sales improved 7 basis points year-over-year.
- Q1 FY17 depreciation and amortization expense was $14.0 million.

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses, restatement and remediation related expenses and loss on disposal of subsidiaries. See GAAP to Non-GAAP reconciliation in the appendix.

Worldwide

Operating Income (Non-GAAP) [1] $ in Millions



$50.2
$81.2
$70.9
$116.8
$57.6
0.85%
1.23%
1.10%
1.56%
0.97%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Non-GAAP Operating Income
Non-GAAP Operating Margin

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
GAAP Operating Inc	$81.9	$106.2	$68.1	$145.2	$52.6
GAAP Operating Mrgn.	1.39%	1.61%	1.06%	1.94%	0.88%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

- Q1 FY17 worldwide non-GAAP operating income was $57.6 million, an increase of $7.4 million or 15% compared to the prior-year quarter.
- Q1 FY17 worldwide non-GAAP operating margin improved 12 basis points compared to the prior year.
- GAAP operating income and GAAP operating margin for the prior-year quarter (Q1 FY16) included $38.5 million of gains related to LCD settlement agreements, net of attorney fees and expenses.

TechData



The Americas

Operating Income (Non-GAAP) [1][2]

$ in Millions



$24.4
$40.0
$36.6
$38.8
$31.4
1.04%
1.46%
1.42%
1.44%
1.32%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

GAAP Operating Income[1]	$62.4	$60.8	$38.9	$73.6	$31.3
GAAP Operating Margin[1]	2.67%	2.21%	1.51%	2.73%	1.31%

- The Americas' Q1 FY17 non-GAAP operating income was $31.4 million, an increase of $7.0 million or 29%, compared to the prior-year quarter.
- Q1 FY17 non-GAAP operating margin improved 28 basis points compared to the prior year.
- GAAP operating income and GAAP operating margin for the prior-year quarter (Q1 FY16) included $38.5 million of gains related to LCD settlement agreements, net of attorney fees and expenses.

[1] *Before stock compensation expense.*
[2] *See the GAAP to non-GAAP reconciliation in the appendix.*

TechData

Europe

Operating Income (Non-GAAP) (1)(2) $ in Millions



$29.6
$45.2
$37.9
$81.5
$29.8
0.83%
1.18%
0.98%
1.70%
0.83%
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Non-GAAP Operating Income(2)
Non-GAAP Operating Margin(2)

GAAP Operating Income(1)	$23.4	$49.4	$32.8	$75.1	$24.9
GAAP Operating Margin(1)	0.66%	1.29%	0.85%	1.57%	0.70%

- Europe's Q1 FY17 non-GAAP operating income was $29.8 million, an increase of $0.2 million or approximately 1%, compared to the prior-year quarter.
- Q1 FY17 non-GAAP operating margin of 0.83% was unchanged from the prior-year quarter.

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.

Worldwide

Net Income and EPS (Non-GAAP)[1] $ in Millions, except EPS



$29.6
$52.5
$45.2
$80.9
$37.0
$0.80
$1.43
$1.28
$2.29
$1.05
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17
Non-GAAP Net Income
Non-GAAP EPS - diluted

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
GAAP Net Income	$51.3	$76.4	$41.9	$96.1	$33.4
GAAP EPS - diluted	$1.38	$2.09	$1.18	$2.72	$0.94
Weighted Average Shares Outstanding - Diluted	37,036	36,615	35,397	35,305	35,370

[1] *See the GAAP to non-GAAP reconciliation in the appendix.*

- Excluding non-GAAP adjustments, the effective tax rate for Q1 FY17 was 30.1%, compared to 33.2% in the prior-year quarter.
- Non-GAAP net income for Q1 FY17 was $37.0 million, an increase of $7.5 million or 25%, compared to the prior-year quarter.
- Non-GAAP EPS was $1.05, an increase of $0.25 or 31%, compared to the prior-year quarter.

Worldwide

Cash Metrics

Cash Conversion Cycle

	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	Q1 FY17
Days of Sales Outstanding	40	37	41	37	39
Days of Supply	32	29	32	27	34
Days of Purchases Outstanding	(49)	(47)	(52)	(44)	(51)
Cash Conversion Cycle	**23**	**19**	**21**	**20**	**22**

Cash Flow from Operations

$ in Millions



$103
$200
-$82
-$32
$276
Q1 FY16
Q2 FY16
Q3 FY16
Q4 FY16
Q1 FY17

- Net cash generated by operations in Q1 FY17 was $276 million.
- The cash balance at the end of Q1 FY17 was $826 million.
- Funds available for use under credit facilities were approximately $846 million at the end of Q1 FY17.

Worldwide

Balance Sheet Highlights

$ in Millions

Debt to Total Capital


16%
16%
16%
15%
15%

	Q1FY16	Q2FY16	Q3FY16	Q4FY16	Q1FY17
Debt	$368	$370	$365	$367	$367
Equity	$1,972	$1,964	$1,968	$2,006	$2,135
Debt to Total Capital ratio	16%	16%	16%	15%	15%

- Q1FY17 accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $63 million
- Capital expenditures were approximately $12 million in Q1 FY17. For FY17, the company expects capital expenditures of approximately $44 million.
- At April 30, 2016, the company had approximately $2.1 billion of equity, and 35.2 million shares outstanding resulting in book value of $60.66 per share.
- The company had approximately $317.0 million of goodwill and acquired intangibles resulting in tangible book value of approximately $51.65 per share.

TechData

Worldwide

Return on Invested Capital[1]



10%
11%
13%
14%
FY14
FY15
FY16
Q1 FY17 (ttm)

- Company's Weighted Average Cost of Capital is approximately 9%[2]

(1) See reconciliation of ROIC calculation in appendix.
(2) Source: Bloomberg, May 20, 2016.

Worldwide

Product Mix

	Products	**Q1 FY17** *(TTM)* *(% of total net sales)*
Broadline	Notebooks, Tablets, Desktops, Printers & Supplies Components	47%
Data Center	Industry Standard Servers, Proprietary Servers, Networking, Storage	22%
Software	Virtualization, Cloud, Security, Desktop Applications, Operating Systems, Utilities Software	18%
Mobility	Mobile Phones, Accessories	10%
Consumer Electronics	TVs, Digital Displays, Consumer A/V Devices Network-Attached Consumer Devices	3%
Services		Less than 1%

Company estimates for the 12-months ended April 30, 2016.

- In Q1 FY17, Apple represented approximately 17% of net sales and HP Inc. approximately 14% of net sales.

Business Outlook

Q2 Fiscal Year 2017

	Q2 FY17
Revenue	$6.55 billion - $6.75 billion
Non-GAAP Earnings per share	$1.39 - $1.49

Above guidance assumes the following:

- Year-over-year constant currency net sales growth of flat to low-single-digits in both regions.
- U.S. dollar to euro exchange rate of $1.12 to €1.00
- Tax rate: 28% - 30%

Forward-Looking Statements

APPENDIX

GAAP to Non-GAAP Reconciliations

SG&A

Selling, general and administrative ("SG&A")	Three months ended				Three months ended
	April 30, 2015	July 31, 2015	October 31, 2015	January 31, 2016	April 30, 2016
(In thousands)					
Net Sales	$ 5,887,229	$ 6,580,393	$ 6,428,540	$ 7,483,621	$ 5,963,362
GAAP SG&A expenses	$ 248,462	$ 250,134	$ 249,840	$ 244,026	$ 246,496
Acquisition-related amortization of intangibles	(5,780)	(5,707)	(5,671)	(6,184)	(5,445)
Restatement and remediation related expenses	(618)	(164)	(47)	-	-
Loss on disposal of subsidiaries	(363)	(154)	(182)	-	-
Non-GAAP SG&A expenses	$ 241,701	$ 244,109	$ 243,940	$ 237,842	$ 241,051
GAAP SG&A percentage of net sales	4.22%	3.80%	3.89%	3.26%	4.13%
Non- GAAP SG&A percentage of net sales	4.11%	3.71%	3.79%	3.18%	4.04%

Operating Income Q1 FY17

(In thousands)	Three months ended April 30, 2016			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,388,004**	**$3,575,358**		**$ 5,963,362**
GAAP operating income[1]	$ 31,275	$ 24,940	$ (3,657)	$ 52,558
LCD settlements	(443)	-		(443)
Acquisition-related amortization of intangibles	580	4,865		5,445
Total non-GAAP operating income adjustments	$ 137	$ 4,865		$ 5,002
Non-GAAP operating income	**$ 31,412**	**$ 29,805**	**$ (3,657)**	**$ 57,560**
GAAP operating margin	**1.31%**	**0.70%**		**0.88%**
Non-GAAP operating margin	**1.32%**	**0.83%**		**0.97%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q4 FY16

(In thousands)	Q4 FY16 - Three months ended January 31, 2016			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,276**	**$ 4,784,345**		**$ 7,483,621**
GAAP operating income[1]	$ 73,609	$ 75,084	$ (3,491)	$ 145,202
LCD settlements, net	(35,346)	-		(35,346)
Value added tax assessments	-	767		767
Acquisition-related amortization of intangibles	582	5,602		6,184
Total non-GAAP operating income adjustments	$ (34,764)	$ 6,369		$ (28,395)
Non-GAAP operating income	**$ 38,845**	**$ 81,453**	**$ (3,491)**	**$ 116,807**
GAAP operating margin	**2.73%**	**1.57%**		**1.94%**
Non-GAAP operating margin	**1.44%**	**1.70%**		**1.56%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q3 FY16

(In thousands)	Three months ended October 31, 2015			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,572,751**	**$ 3,855,789**		**$ 6,428,540**
GAAP operating income[1]	$ 38,857	$ 32,817	$ (3,621)	$ 68,053
Restatement and remediation-related expenses	34	13		47
Loss on disposal of subsidiaries	182	-		182
Acquisition-related amortization of intangibles	583	5,088		5,671
LCD settlements, net	(3,049)	-		(3,049)
Total non-GAAP operating income adjustments	(2,250)	5,101		2,851
Non-GAAP operating income	**$ 36,607**	**$ 37,918**	**$ (3,621)**	**$ 70,904**
GAAP operating margin	**1.51%**	**0.85%**		**1.06%**
Non-GAAP operating margin	**1.42%**	**0.98%**		**1.10%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q2 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended July 31, 2015			
Net Sales	**$ 2,745,429**	**$ 3,834,964**		**$ 6,580,393**
GAAP operating income[1]	$ 60,752	$ 49,443	$ (3,960)	$ 106,235
Restatement and remediation-related expenses	146	18		164
LCD settlements, net	(21,527)	-		(21,527)
Value added tax assessment	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	154	-		154
Acquisition-related amortization of intangibles	445	5,262		5,707
Total non-GAAP operating income adjustments	(20,782)	(4,283)		(25,065)
Non-GAAP operating income	**$ 39,970**	**$ 45,160**	**$ (3,960)**	**$ 81,170**
GAAP operating margin	**2.21%**	**1.29%**		**1.61%**
Non-GAAP operating margin	**1.46%**	**1.18%**		**1.23%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Operating Income Q1 FY16

(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
	Three months ended April 30, 2015			
Net Sales	**$ 2,339,260**	**$ 3,547,969**		**$ 5,887,229**
GAAP operating income[1]	$ 62,359	$ 23,397	$ (3,818)	$ 81,938
Restatement and remediation-related expenses	38	580		618
LCD settlements, net	(38,511)	-		(38,511)
Loss on disposal of subsidiaries	363	-		363
Acquisition-related amortization of intangibles	170	5,610		5,780
Total non-GAAP operating income adjustments	(37,940)	6,190		(31,750)
Non-GAAP operating income	**$ 24,419**	**$ 29,587**	**$ (3,818)**	**$ 50,188**
GAAP operating margin	**2.67%**	**0.66%**		**1.39%**
Non-GAAP operating margin	**1.04%**	**0.83%**		**0.85%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Net Income and EPS

(In thousands, except per share data)	Three months ended,									
	April 30, 2015		July 31, 2015		October 31, 2015		January 31, 2016		April 30, 2016	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$51,277**	**$1.38**	**$76,412**	**$2.09**	**$41,900**	**$1.18**	**$96,147**	**$2.72**	**$33,373**	**$0.94**
LCD settlements, net	(38,511)	(1.04)	(21,527)	(0.59)	(3,049)	(0.08)	(35,346)	(1.00)	(443)	(0.01)
Value added tax assessments	-	-	(18,559)	(0.51)	-	-	767	0.02	-	-
Restatement and remediation related expenses	618	0.02	164	-	47	-	-	-	-	-
Loss on disposal of subsidiaries	363	0.01	154	-	182	0.01	-	-	-	-
Acquisition-related intangible assets amortization expense	5,780	0.16	5,707	0.16	5,671	0.16	6,184	0.18	5,445	0.15
Income tax effect of the above adjustments	10,052	0.27	10,144	0.28	443	0.01	13,151	0.37	(1,333)	(0.03)
Non-GAAP results	**$29,579**	**$0.80**	**$52,495**	**$1.43**	**$45,194**	**$1.28**	**$80,903**	**$2.29**	**$37,042**	**$1.05**

Return on Invested Capital

TECD ROIC Formula: $\dfrac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

$ in thousands	Twelve months ended			
	January 31, 2014	January 31, 2015	January 31, 2016	April 30, 2016
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$274,937	$307,985	$319,069	$326,441
Non-GAAP effective tax rate	31.5%	31.8%	28.5%	28.1%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$188,200	$210,172	$228,201	$234,834
Average Invested Capital:				
Short-term debt (5-qtr average)	$66,601	$40,342	$16,539	$17,467
Long-term debt (5-qtr average)	351,689	351,967	350,394	349,842
Non-GAAP Shareholders' Equity (5-qtr average)	1,973,198	2,103,329	1,943,683	1,976,247
Total average capital	2,391,488	2,495,638	2,310,617	2,343,556
Less: Cash (5-qtr average)	(459,011)	(573,199)	(597,715)	(654,263)
Average invested capital less average cash	$1,932,477	$1,922,439	$1,712,901	$1,689,293
ROIC	**10%**	**11%**	**13%**	**14%**

** Trailing Twelve Months is abbreviated as TTM.*